SUPPLEMENT TO
THE SPARTAN(registered trademark)
GOVERNMENT INCOME FUND JUNE 26, 1998 PROSPECTUS
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section beginning on page 9.
Thomas Silvia is Vice President and manager of Spartan Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Silvia joined Fidelity as a senior mortgage trader in 1993. Previously, he was a quantitative analyst with Donaldson, Lufkin & Jenrette in New York from 1990 to 1993.

SUPPLEMENT TO
THE SPARTAN(registered trademark) SHORT-INTERMEDIATE GOVERNMENT FUND JUNE 26, 1998 PROSPECTUS
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section beginning on page 9.
   Andrew Dudley is Vice President and manager of Spartan Short-Intermediate Government, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.
The following information replaces similar information found in the "Who May Want to Invest" section beginning on page 3.
PROPOSED REORGANIZATION. The Board of Trustees of Spartan Short-Intermediate Government Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Short-Intermediate Government Fund and Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government
Fund), a fund of Fidelity Income Fund.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Short-Intermediate Government Income Fund solely in exchange for the number of shares of Fidelity Intermediate Government Income Fund equal in value to the relative net asset value of the outstanding shares of Spartan Short-Intermediate Government Fund. Following such exchange, Spartan Short-Intermediate Government Fund will distribute the Fidelity Intermediate Government Income Fund shares to its shareholders pro rata, in liquidation of Spartan Short-Intermediate Government Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Spartan Short-Intermediate Government Fund will be held on April 14, 1999, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Spartan Short-Intermediate Government Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Intermediate Government Income Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about April 22, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Spartan Short-Intermediate Government Fund shareholders fail to approve the Agreement, Spartan Short-Intermediate Government Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Short-Intermediate Government Fund.
Effective the close of business on June 26, 1998, the fund's shares are no longer available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.